UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 25, 2007 (January 19, 2007)

American Enterprise Development Corporation
(Exact name of registrant as specified in its charter)

Texas
(State or Other Jurisdiction of Incorporation)

000-50526	76-0649310
(Commission File Number)	(IRS Employer Identification Number)

2544 Tarpley Rd., Suite 104
Carrollton, Texas 75006
(Address of principal executive offices including zip code)

(303) 421-4063
(Registrant's telephone number, including area code)

1240 Blalock Road, Suite 150
Houston, Texas 77055
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On January 19, 2007, the Board of Directors of American Enterprise Development Corporation (the "Company") approved certain amendments to the Company's Bylaws so that the Bylaws would be consistent with the Texas Business Corporations Act. The amendments include the following:
*	Changing the Company's name set forth in the Bylaws from "A Time to Grow, Inc." to "American Enterprise Development Corporation";
*	Requiring written notice of a shareholder meeting be delivered not less than 10 days nor more than 60 days before the date of the meeting; and
*	Allowing the Board of Directors to fix in advance a date as the record date for the determination of shareholders able to vote at a meeting, such date in any case to be not more than 120 days and not less than 10 days prior to the date of the meeting.

The foregoing is intended to be only a summary, does not purport to be a complete description of the amendments approved by the Board of Directors to the Company's Bylaws and is qualified in its entirety by reference to the First Amendment to the Company's Bylaws attached to this Current Report of Form 8-K as Exhibit 3.1, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title
Exhibit 3.1	First Amendment to Bylaws, effective January 19, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN ENTERPRISE DEVELOPMENT CORPORATION

Date: January 25, 2007	By: /s/ C.K. Williams
C.K. Williams
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Exhibit Title
Exhibit 3.1	First Amendment to Bylaws, effective January 19, 2007

Exhibit 3.1

FIRST AMENDMENT TO
BYLAWS OF
AMERICAN ENTERPRISE DEVELOPMENT CORPORATION

This First Amendment (this "Amendment") to the Bylaws ("Bylaws") of American Enterprise Development Corporation, a Texas corporation (the "Company"), is entered into as of January 19, 2007.

RECITAL

          A.     Pursuant to Article XII of the Company's Bylaws and Section 2.23 of the Texas Business Corporation Act (the "TBCA"), the Bylaws may be amended from time to time by the affirmative vote of a majority of the Company's Board of Directors (the "Board").

          B.     On January 19, 2007, the Board determined that it would be in the Company's best interests to amend its Bylaws in accordance with the TBCA to change the Company's name and amend the notice and record date provisions set forth in the Bylaws to reflect the provisions set forth in the TBCA.

          C.     By the unanimous written consent of the Board, dated as of January 19, 2007, the undersigned officer of the Company is authorized to execute this Amendment.

AGREEMENT

          NOW, THEREFORE, the Bylaws of the Company are hereby amended as follows:

          1.     The name of the Company set forth at the beginning of the Bylaws is hereby changed from "A Time to Grow, Inc." to "American Enterprise Development Corporation".

          2.     The first sentence of Article II, Section 4 of the Company's Bylaws is hereby deleted and replaced, in its entirety, with the following:

"SECTION 4. NOTICE OF MEETING. Written notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall unless otherwise prescribed by statute, be delivered not less than ten (10) days nor more than sixty (60) days before the date"

          3.     The third sentence of Article II, Section 5 of the Company's Bylaws is hereby deleted and replaced, in its entirety, with the following sentence:

"In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than one hundred and twenty (120) days and, in case of a meeting of shareholders, not less than ten (10) days, prior to the date on which the particular action requiring such determination of shareholders is to be taken."

          4.     Except as amended hereby, the Bylaws shall remain in full force and effect.

Executed as of January 19, 2007.
AMERICAN ENTERPRISE DEVELOPMENT CORPORATION, a Texas Corporation
/s/ C.K. Williams
	By:	C.K. Williams
	Title	Chief Executive Officer and President